UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 8, 2012

A123 Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34463	04-3583876
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

A123 Systems, Inc. 200 West Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617-778-5700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure

On August 8, 2012, A123 Systems, Inc. (the “Company”) issued a press release announcing the entry into the Memorandum of Understanding described under Item 8.01 below.  The Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information furnished under Item 7.01 in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such filing.

Item 8.01                   Other Events

On August 8, 2012, the Company entered into a non-binding Memorandum of Understanding (the “MOU”) with Wanxiang Group Corporation (the “Lender”) providing the framework for a senior secured bridge loan facility in an amount of up to $75 million and subsequently, upon satisfaction of certain closing conditions, the purchase by the Lender of $200 million aggregate principal amount of the Company’s 8.00% Senior Secured Convertible Notes.  A copy of the MOU is attached hereto as Exhibit 99.2 and incorporated herein by reference.  The Company cannot provide any assurance, however, that definitive documentation will be executed or, if it is executed, that the conditions to funding all or a portion of these amounts will be fulfilled.

Safe Harbor Disclosure

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are subject to risks, uncertainties and other important factors, including statements with respect to the expected benefits of the Lender’s proposed strategic investment in the Company, the expansion of the Company’s domestic capabilities and its potential to create long-term value for the Company’s and the Lender’s customers, investors and other stakeholders, the execution of definitive documentation for the proposed financings, the satisfaction of conditions to closing all or a portion of the financings and the closing of all or a portion of these financings. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: failure to obtain required shareholder and government approvals, delays in the development of the Company’s products, delays in the scale-up, revalidation and increased efficiency of the Company’s manufacturing capacity, delays in the Company’s production ramp, adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which the Company and the Lender operate, and other risks detailed in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2012 and other publicly available filings with the U.S. Securities and Exchange Commission.  All forward-looking statements reflect the Company’s expectations only as of the date of this release and should not be relied upon as reflecting the Company’s views, expectations or beliefs at any date subsequent to the date of this report.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of A123 Systems, Inc., dated August 8, 2012

99.2	Memorandum of Understanding, dated August 8, 2012, by and between A123 Systems, Inc. and Wanxiang Group Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A123 SYSTEMS, INC.

Date: August 8, 2012	By:	/s/ DAVID PRYSTASH
DAVID PRYSTASH
Chief Financial Officer